                                                                     EXHIBIT 99

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated  Declaration of Trust,  dated March 9, 1998 and amended March 1, 1999 (filed as Exhibit a to Post-Effective  Amendment No. 27 to the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-91229,
filed on September 2, 1999, and incorporated herein by reference).

EX-99.a2    Amendment   No.  1  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust, dated March 6, 2001 (filed as Exhibit a2 to Post-Effective
Amendment No. 31 to the  Registration  Statement on Form N-1A of the Registrant,
File  No.  2-91229,  filed  on  April  20,  2001,  and  incorporated  herein  by reference).

EX-99.a3    Amendment   No.  2  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust dated August 1, 2001 (filed as Exhibit a3 to Post-Effective
Amendment No. 34 to the  Registration  Statement on Form N-1A of the Registrant,
File No.  2-91229,  filed on September  28,  2001,  and  incorporated  herein by reference).

EX-99.a4    Amendment   No.  3  to  the  Amended  and  Restated   Agreement  and
Declaration   of  Trust  dated   December  3,  2001  (filed  as  Exhibit  a4  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.a5    Amendment   No.  4  to  the  Amended  and  Restated   Agreement  and
Declaration  of Trust dated May 8, 2002  (filed as Exhibit a5 to  Post-Effective
Amendment No. 35 to the  Registration  Statement on Form N-1A of the Registrant,
File No.  2-91229,  filed on September  30,  2002,  and  incorporated  herein by reference).

EX-99.a6    Amendment   No.  5  to  the  Amended  and  Restated   Agreement  and
Declaration   of  Trust  dated  December  15,  2002  (filed  as  Exhibit  a6  to
Post-Effective  Amendment No. 39 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-91229,  filed on December 23, 2002, and incorporated herein by reference).

EX-99.a7    Amendment   No.  6  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust dated January 22, 2004.

EX-99.b     Amended and Restated  Bylaws,  dated March 9, 1998 (filed as Exhibit
b2 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A
of the Registrant,  File No. 2-91229,  filed on March 26, 1998, and incorporated herein by reference).

EX-99.d1    Management   Agreement   (Investor   Class)  with  American  Century
Investment  Management,  Inc.,  dated  August  1, 1997  (filed  as  Exhibit 5 to
Post-Effective  Amendment No. 33 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
1997, and incorporated herein by reference).

EX-99.d2    Amendment to the Management Agreement (Investor Class) with American
Century Investment  Management,  Inc., dated March 31, 1998 (filed as Exhibit 5b to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
the  Registrant,  File No.  2-91229,  filed on March 26, 1998, and  incorporated herein by reference).

EX-99.d3    Amendment to the Management Agreement (Investor Class) with American
Century Investment Management,  Inc., dated July 1, 1998 (filed as Exhibit d3 to
Post-Effective  Amendment No. 39 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 28,
1999, and incorporated herein by reference).

EX-99.d4    Amendment No. 1 to the Management  Agreement  (Investor  Class) with
American Century Investment Management, Inc., dated September 16, 2000 (filed as
Exhibit d4 to Post-Effective  Amendment No. 30 to the Registration  Statement on
Form N-1A of American Century California  Tax-Free and Municipal Funds, File No.
2-82734, filed on December 29, 2000, and incorporated herein by reference).

EX-99.d5    Amendment No. 2 to the Management  Agreement  (Investor  Class) with
American  Century  Investment  Management,  Inc., dated August 1, 2001 (filed as
Exhibit d5 to Post-Effective  Amendment No. 44 to the Registration  Statement on
Form N-1A of American Century  Government Income Trust, File No. 2-99222,  filed on July 31, 2001, and incorporated herein by reference).

EX-99.d6    Amendment No. 3 to the Management  Agreement  (Investor  Class) with
American Century Investment  Management,  Inc., dated December 3, 2001 (filed as
Exhibit d6 to Post-Effective  Amendment No. 16 to the Registration  Statement on
Form N-1A of American Century  Investment  Trust,  File No.  33-65170,  filed on
November 30, 2001, and incorporated herein by reference).

EX-99.d7    Amendment No. 4 to the Management  Agreement  (Investor  Class) with
American  Century  Investment  Management,  Inc.,  dated July 1, 2002  (filed as
Exhibit d7 to Post-Effective  Amendment No. 17 to the Registration  Statement on
Form N-1A of American Century Investment Trust, File No. 33-65170, filed on June
28, 2002, and incorporated herein by reference).

EX-99.d8    Amendment No. 5 to the Management  Agreement  (Investor  Class) with
American Century Investment Management,  Inc., dated December 31, 2002 (filed as
Exhibit d8 to  Post-Effective  Amendment No. 4 to the Registration  Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.d9    Management  Agreement  (C Class) with  American  Century  Investment
Management,   Inc.,   dated   September   16,  2000  (filed  as  Exhibit  d6  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Target Maturities  Trust, File No. 2-94608,  filed on April 17,
2001, and incorporated herein by reference).

EX-99.d10   Amendment No. 1 to the Management  Agreement (C Class) with American
Century Investment Management,  Inc., dated August 1, 2001 (filed as Exhibit d10 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
2001, and incorporated herein by reference).

EX-99.d11   Amendment No. 2 to the Management  Agreement (C Class) with American
Century  Investment  Management,  Inc., dated December 3, 2001 (filed as Exhibit
d13 to  Post-Effective  Amendment No. 16 to the  Registration  Statement on Form
N-1A of American Century Investment Trust, File No. 33-65170,  filed on November
30, 2001, and incorporated herein by reference).

EX-99.d12   Amendment No. 3 to the Management  Agreement (C Class) with American
Century Investment Management, Inc., dated July 1, 2002 (filed as Exhibit d16 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
American Century  Investment Trust,  File No. 33-65170,  filed on June 28, 2002, and incorporated herein by reference).

EX-99.d13   Amendment No. 4 to the Management  Agreement (C Class) with American
Century Investment  Management,  Inc., dated September 3, 2002 (filed as Exhibit
d12 to  Post-Effective  Amendment No. 34 to the  Registration  Statement on Form
N-1A of American  Century  California  Tax-Free and  Municipal  Funds,  File No.
2-82734, filed on October 1, 2002, and incorporated herein by reference).

EX-99.d14   Management  Agreement  (Institutional  Class) with American  Century
Investment  Management,  Inc.,  dated  August 1, 1997  (filed as an  Exhibit  to
Post-Effective  Amendment No. 20 to the  Registration  Statement on Form N-1A of
American Century  Quantitative Equity Funds, File No. 33-19589,  filed on August
29, 1997, and incorporated herein by reference).

EX-99.d15   Amendment  to  Management  Agreement   (Institutional   Class)  with
American  Century  Investment  Management,  Inc.,  dated June 1, 1998  (filed as
Exhibit d6 to Post-Effective  Amendment No. 27 to the Registration  Statement on
Form N-1A of American  Century  Quantitative  Equity Funds,  File No.  33-19589,
filed on April 27, 2000, and incorporated herein by reference).

EX-99.d16   Amendment No. 1 to the Management  Agreement  (Institutional  Class)
with American Century Investment  Management,  Inc., dated August 1, 2001 (filed as Exhibit d13 to Post-Effective  Amendment No. 15 to the Registration Statement
on Form N-1A of American Century  Investment Trust, File No. 33-65170,  filed on
August 8, 2001, and incorporated herein by reference).

EX-99.d17   Amendment No. 2 to the Management  Agreement  (Institutional  Class)
with American Century Investment Management,  Inc. dated March 1, 2002 (filed as
Exhibit d17 to Post-Effective  Amendment No. 46 to the Registration Statement on
Form N-1A of American Century  Government Income Trust, File No. 2-99222,  filed on March 4, 2002, and incorporated herein by reference).

EX-99.d18   Amendment No. 3 to the Management  Agreement  (Institutional  Class)
with American Century Investment Management, Inc. dated December 31, 2002 (filed as Exhibit d18 to Post-Effective  Amendment No. 39 to the Registration Statement
on Form N-1A of the Registrant,  File No.  2-91229,  filed on December 23, 2002, and incorporated herein by reference).

EX-99.d19   Management  Agreement  (A Class) with  American  Century  Investment
Management,   Inc.,   dated   September   3,  2002  (filed  as  Exhibit  d13  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).

EX-99.d20   Amendment No. 1 to the Management  Agreement (A Class) with American
Century Investment Management, Inc., dated as of February 27, 2004.

EX-99.d21   Management  Agreement  (B Class) with  American  Century  Investment
Management,   Inc.,   dated   September   3,  2002  (filed  as  Exhibit  d14  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).

EX-99.d22   Amendment No. 1 to the Management  Agreement (B Class) with American
Century Investment Management, Inc., dated as of February 27, 2004.

EX-99.d23   Management  Agreement (C Class II) with American Century  Investment
Management,   Inc.,   dated   September   3,  2002  (filed  as  Exhibit  d15  to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).

EX-99.e1    Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  3, 2002  (filed as Exhibit e1 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable  Portfolios II, Inc., File No. 333-46922,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.e3    Amendment No. 2 to the Amended and Restated  Distribution  Agreement
with American  Century  Investment  Services,  Inc., dated as of August 29, 2003
(filed as  Exhibit e3 to  Post-Effective  Amendment  No. 17 to the  Registration
Statement on Form N-1A of American Century  Strategic Asset  Allocations,  Inc.,
File No.  33-79482,  filed on  August  28,  2003,  and  incorporated  herein  by reference).

EX-99.e4    Amendment No. 3 to the Amended and Restated  Distribution  Agreement
with American Century Investment Services,  Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective  Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,  filed on
February 26, 2004, and incorporated herein by reference.

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No.  2-99222,  filed on  February  7,  1997,  and  incorporated  herein  by reference).

EX-99.g3    Amendment to the Global Custody  Agreement with The Chase  Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the  Registration  Statement  on Form  N-1A of  American  Century  Variable
Portfolios  II,  Inc.,  File  No.  333-46922,  filed on  January  9,  2001,  and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement on Form N-1A of American Century
Government  Income  Trust,  File  No.  2-99222,  filed  on July  31,  1997,  and incorporated herein by reference).

EX-99.h2    Amendment  No. 1 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated June 29,  1998  (filed as Exhibit  b9b to
Post-Effective  Amendment No. 23 to the  Registration  Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, filed on June 29,
1998, and incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment No. 30 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment No. 44 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
2001, and incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment No. 16 to the  Registration  Statement on Form N-1A of
American Century  Investment  Trust,  File No.  33-65170,  filed on November 30,
2001, and incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
American Century  Investment Trust,  File No. 33-65170,  filed on June 28, 2002, and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective  Amendment  No. 4 to the  Registration  Statement on Form N-1A of
American  Century  Variable  Portfolios II, Inc., File No.  333-46922,  filed on
December 23, 2002, and incorporated herein by reference).

EX-99.h9    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated as of December 17, 2002 (filed as Exhibit h9 to  Post-Effective  Amendment
No. 4 to the  Registration  Statement on Form N-1A of American  Century Variable
Portfolios  II,  Inc.,  File No.  333-46922,  filed on December  20,  2002,  and incorporated herein by reference).

EX-99.h10   Customer  Identification Program Reliance Agreement dated October 1,
2003  (filed  as  Exhibit  h10  to  Post-Effective   Amendment  No.  40  to  the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-91229, filed on September 30, 2003, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel.

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent accountants.

EX-99.j2    Power of Attorney,  dated September 12, 2002 (filed as Exhibit j4 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.j3    Power of Attorney,  dated  December 17, 2002 (filed as Exhibit j3 to
Post-Effective  Amendment No. 39 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-91229,  filed on February 27, 2003, and incorporated herein by reference).

EX-99.j4    Secretary's  Certificate  dated September 12, 2002 (filed as Exhibit
j5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A
of  the  Registrant,  File  No.  2-91229,  filed  on  September  30,  2002,  and incorporated herein by reference).

EX-99.m1    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class) dated September 16, 2000 (filed as Exhibit m3 to Post-Effective Amendment
No. 35 to the  Registration  Statement on Form N-1A of American  Century  Target
Maturities  Trust,  File No. 2-94608,  filed on April 17, 2001, and incorporated herein by reference).

EX-99.m2    Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class) dated August 1, 2001 (filed as Exhibit m5 to
Post-Effective  Amendment No. 44 to the  Registration  Statement on Form N-1A of
American Century  Government Income Trust,  File No. 2-99222,  filed on July 31,
2001, and incorporated herein by reference).

EX-99.m3    Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class) dated December 3, 2001 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century  Investment  Trust,  File No.  33-65170,  filed on November 30,
2001, and incorporated herein by reference).

EX-99.m4    Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services  Plan (C Class) dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment No. 17 to the  Registration  Statement on Form N-1A of
American Century  Investment Trust,  File No. 33-65170,  filed on June 28, 2002, and incorporated herein by reference).

EX-99.m5    Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class) dated September 3, 2002 (filed as Exhibit m5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
the Registrant,  File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.m6    Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class) dated January 2, 2004.

EX-99.m7    Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class) dated September 3, 2002 (filed as Exhibit m6 to Post-Effective  Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m8    Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services  Plan (A Class)  dated as of  February  27, 2004 (filed as
Exhibit m18 to Post-Effective Amendment No. 104 to the Registration Statement on
Form N-1A of American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on
February 26, 2004, and incorporated herein by reference).

EX-99.m9    Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class) dated September 3, 2002 (filed as Exhibit m7 to Post-Effective  Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m10   Amendment No. 1 the Master  Distribution and Individual  Shareholder
Services  Plan (B Class)  dated as of February 27, 2004 (filed as Exhibit m20 to
Post-Effective  Amendment No. 104 to the Registration  Statement on Form N-1A of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on February 26,
2004, and incorporated herein by reference).

EX-99.m11  Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class II)  dated  September  3, 2002  (filed  as  Exhibit  m8 to  Post-Effective
Amendment No. 40 to the  Registration  Statement on Form N-1A of the Registrant,
File No.  2-91229,  filed on September  30,  2003,  and  incorporated  herein by reference).

EX-99.n1    Amended and  Restated  Multiple  Class Plan dated  September 3, 2002
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American  Century  California  Tax-Free and  Municipal
Funds, File No. 2-82734,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended  and  Restated  Multiple  Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration Statement on Form N-1A of the Registrant,  File No. 2-91229,
filed on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended  and  Restated  Multiple  Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement on Form N-1A of American  Century  Strategic  Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment  No. 2 to the Amended  and  Restated  Multiple  Class Plan
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the  Registration  Statement on Form N-1A of American  Century Mutual
Funds,  Inc.,  File No.  2-14213,  filed on February 26, 2004, and  incorporated herein by reference).

EX-99.p    American  Century  Investments Code of Ethics (filed as Exhibit p to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American  Century  California  Tax-Free and Municipal  Funds,  File No. 2-82734,
filed on December 17, 2002, and incorporated herein by reference).